SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2001


                    FIRST HORIZON PHARMACEUTICAL CORPORATION
               (Exact name of registrant as specified in charter)


                        Commission File Number 001-30123


            Delaware                                       58-2004779
(State or other jurisdiction of                (IRS Employer Identification No.)
       incorporation)


       660 Hembree Parkway, Suite 106
                  Roswell, Georgia                  30076
     (Address of principal executive offices)     (Zip Code)




        Registrant's telephone number including area code (770) 442-9707



  (Former name or former address, if changed since last report) Not Applicable


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Item 9.    Regulation FD Disclosure

     First Horizon Pharmaceutical Corporation (the "Company") filed a press release on August 21, 2001 to announce its acquisition of rights to the Prenate brand line of products from Sanofi-Synthelabo Inc. A copy of this press release is attached to this report as Exhibit 99.1 and is incorporated herein. Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report (including the exhibit) shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing the Company under such Act or the Securities Act of 1933, as amended.



Item 7.  Financial Statements and Exhibits

     Not Applicable

Item (c) Exhibits:

99.1*    Press Release

----------------------------
*        Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST HORIZON PHARMACEUTICAL CORPORATION



Date:  August 21, 2001           By: /s/ Mahendra G. Shah, Ph.D.
                                     -------------------------------------------
                                     Mahendra G. Shah, Ph.D.
                                     Chairman and Chief Executive Officer



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